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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

In connection with the annual report of Skechers U.S.A., Inc. (the "Company") on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ ROBERT GREENBERG
--------------------------------------------
Robert Greenberg
Chief Executive Officer
(Principal Executive Officer)
March 16, 2005


/S/ DAVID WEINBERG
--------------------------------------------
David Weinberg
Chief Financial Officer
(Principal Financial and Accounting Officer)
March 16, 2005


    A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS
      BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON
                                    REQUEST.